SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported)
                        FEBRUARY 17, 1998



                      AAMES CAPITAL CORPORATION
                      -------------------------
           (Exact name of Registrant as specified in its charter)

      CALIFORNIA               333-10185 and 333-21219          95-4438859
      -----------              -----------------------          ----------
(State or other jurisdiction       (Commission               (I.R.S.
employer
     of incorporation)             file numbers)            identification
no.)

350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                          90071
------------------------                                      ------------
(Address of principal executive offices)                      (ZIP Code)


                             (213) 210-5000
                             ---------------
          Registrant's telephone number, including area code

                                    NA
                           -------------------
     (Former name or former address, if changed since last report)


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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------


(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       20.1 Aames Capital Corporation, Mortgage Pass-Through
       Certificates, Series 1997-C - Statement to Certificateholders

       20.2 Aames Capital Corporation, Mortgage Pass-Through
       Certificates, Series 1997-D - Statement to Certificateholders

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AAMES CAPITAL CORPORATION

                                By:/s/  Mark E. Elbaum
                                   -----------------------------
                                   Mark E. Elbaum
                                   Senior Vice President - Finance


Dated: February 23, 1998

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                       INDEX TO EXHIBITS


EXHIBIT
-------

20.1      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1997-C - Statement to
          Certificateholders

20.2      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1997-D - Statement to
          Certificateholders

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